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                                                                    EXHIBIT 24.1

                           DIRECTORS AND OFFICERS OF
                         INTERNATIONAL STEEL GROUP INC.

                             REGISTRATION STATEMENT

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of International Steel Group Inc., a Delaware corporation (the "Company") hereby severally constitute and appoint Wilbur L. Ross, Jr., Rodney B. Mott and Leonard M. Anthony, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-1 relating to the proposed initial public offering of shares of the Company's Common Stock, par value $.01, and any and all pre-effective and post-effective amendments to said Registration Statement, and any subsequent Registration Statement for the same offering which may be filed under Rule 462(b), and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto or to any subsequent Registration Statement for the same offering which may be filed under Rule 462(b).

     IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 31st day of July 2003.


/s/ Wilbur L. Ross, Jr.                      /s/ Rodney B. Mott
----------------------------------           -----------------------------------
Wilbur L. Ross, Jr.                          Rodney B. Mott
Chairman of the Board of Directors           President, Chief Executive Officer
and Director                                 and Director (Principal Executive
                                             Officer)


/s/ Brian D. Kurtz                            /s/  Leonard M. Anthony
----------------------------------           -----------------------------------
Brian D. Kurtz                               Leonard M. Anthony
Assistant Vice President - Corporate         Chief Financial Officer
Controller (Principal Accounting Officer)    (Principal Financial Officer)


/s/ John S. Brinzo                            /s/  William C. Bartholomay
----------------------------------           -----------------------------------
John S. Brinzo                               William C. Bartholomay
Director                                     Director